UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2007

RADIOSHACK CORPORATION
(Exact name of registrant as specified in its charter)

Commission file number 1-5571

Delaware	75-1047710
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203,
Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

On May 2, 2007, RadioShack Corporation (the “Company”) sent a notice to participants in the RadioShack 401(k) Plan (the “401(k) Plan”) informing them that the 401(k) Plan would be modifying certain of the investment alternatives in the 401(k) Plan, including removing certain investment funds from the 401(k) Plan. The notice stated that, during a specified period of time while these changes are implemented, participants in the 401(k) Plan would not be able to, among other things, access their accounts to direct or diversify their investments or obtain a loan or a distribution from the 401(k) Plan. The notice stated that this time period was expected to begin at 3:30 p.m. (Eastern Time) on June 25, 2007 and end on June 30, 2007. This period is referred to as the “Blackout Period.”

On May 2, 2007, the Company sent a blackout restriction notice (the “BTR Notice”) to its directors and executive officers informing them that, because the restrictions during the Blackout Period include restrictions on investment changes involving the Company’s common stock (“Common Stock”) held in the 401(k) Plans, they would be prohibited during the Blackout Period, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, from purchasing and selling shares of the Company’s Common Stock (including derivative securities pertaining to such shares) acquired in connection with their service as a director or employment as an executive officer.

A copy of the BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Pursuant to applicable regulations, directors and executive officers of the Company may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting Steve Milton, Assistant Corporate Secretary, RadioShack Corporation, 300 RadioShack Circle, Fort Worth, Texas 76102, (817) 415-3700, before and during the Blackout Period, and the Assistant Corporate Secretary, RadioShack Corporation, 300 RadioShack Circle, Fort Worth, Texas 76102, for a period of two years thereafter.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.

99.1	Notice to Executive Officers and Directors of RadioShack Corporation regarding a 401(k) Plan Blackout Period and Trading Restrictions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized this 4th day of May, 2007.

RADIOSHACK CORPORATION

/s/	James F. Gooch
James F. Gooch
Executive Vice President and Chief
Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Notice to Executive Officers and Directors of RadioShack Corporation regarding a 401(k) Plan Blackout Period and Trading Restrictions.